OPPENHEIMER DISCIPLINED ALLOCATION FUND
ANNUAL REPORT OCTOBER 31, 1996

[PHOTO]

"We want the
comfort of
having a variety
of different
investments,
but the
convenience
of doing it with
one fund."

[OPPENHEIMERFUNDS LOGO]

                                      NEWS

                                BEAT THE AVERAGE

Cumulative Total Return for the 5-Year Period Ended 9/30/96:

Oppenheimer Disciplined Allocation Fund Class A (at net asset value)(1)

73.13%

Lipper Balanced Funds Average for 72 Funds for the 5-Year Period Ended
9/30/96(3)

68.18%

THE FUND'S CLASS A SHARES WERE RANKED **** AMONG 1,684 (3-YEAR), 1,014 (5-YEAR) AND 560 (10-YEAR) EQUITY FUNDS FOR THE COMBINED 3-, 5- AND 10-YEAR PERIODS ENDED 9/30/96 BY MORNINGSTAR MUTUAL FUNDS.(4)

THIS FUND IS FOR PEOPLE WHO WANT A SIMPLE WAY TO PURSUE FAVORABLE OPPORTUNITIES ACROSS MANY DIFFERENT TYPES OF INVESTMENTS.

HOW YOUR FUND IS MANAGED

Oppenheimer Disciplined Allocation Fund seeks to maximize total investment return (including capital appreciation and income) principally by allocating assets among stocks, corporate bonds, U.S. government securities and money market instruments. The management team arrives at the portfolio allocation through a disciplined use of a multi-dimensional model. The model is analyzed periodically and allocations vary in response to current market dynamics.

PERFORMANCE

Total return for Class A shares for the 12 months ended 9/30/96 was 9.39%, without deducting sales charges. Cumulative total return for Class B shares since inception on 10/1/95 was 8.80%, without deducting sales charges. For Class C shares, cumulative total return since incep-tion on 5/1/96 was 2.25%, without deducting sales charges.(1)

       Your Fund's average annual total returns for Class A shares for the 1-, 5- and 10-year periods ended 9/30/96 were 3.10%, 10.29% and 11.00%, respectively. For Class B shares, cumulative total return since inception on 10/1/95 was 3.80%. For Class C shares, cumulative total return since inception on 5/1/96 was 1.25%.(2)

OUTLOOK

"Although the types of securities the Fund invests in have not been in favor for much of this year, our value-oriented stock, bond and asset allocation disciplines, introduced nearly ten years ago, have resulted in a clearly superior record relative to other funds in the same category."

                                                  Peter Antos, Portfolio Manager
                                                                October 31, 1996

Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. All classes of shares have the same investment portfolio but different expenses. For more complete information, please review the prospectus carefully before you invest. Prior to March 1, 1996, the Fund had a different investment adviser. However, the prior portfolio management team is now employed by OppenheimerFunds, Inc., the current adviser.

1. Includes change in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 9/16/85. The Fund's maximum sales charge for Class A shares was less during a portion of some of the periods shown, and actual investment results will be different as a result. Class B returns include the applicable contingent deferred sales charge of 5% (since inception). Class C returns include the applicable contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual .75% asset-based sales charge.

3. Source: Lipper Analytical Services, 9/30/96. The Lipper average is shown for comparative purposes only. Funds included in the index may have different investment policies and risks than the Fund. Oppenheimer Disciplined Allocation Fund is characterized by Lipper as a balanced fund. Lipper performance is based on total return and does not take sales charges into account.

4. Source: Morningstar Mutual Funds, 9/30/96. Morningstar rankings are based on risk-adjusted investment return, after considering sales charges and expenses. Investment return measures a fund's (or class's) 3-, 5- and 10-year (depending on the inception of the class or fund) average annual total returns in excess of 90-day U.S. Treasury bill returns. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and returns are combined to produce star rankings, reflecting performance relative to the average fund in the fund's category. The top 10% of funds in each investment class receive 5 stars; the next 22.5%, 4 stars; the middle 35%, 3 stars; the next 22.5%, 2 stars; and the bottom 10%, 1 star. The 4-star current ranking is a weighted average of the 3-, 5- and 10-year rankings for the Fund's Class A shares, which were 3, 3 and 4 stars, weighted 20%/30%/50%, respectively. The 1-year star ranking is 2 stars, but is not included in Morningstar's overall ranking calculations. There were 1,684 funds in the 1-year period. Rankings are subject to change monthly. The Fund's Class A, B and C shares have the same investment portfolio but different expenses.

2    Oppenheimer Disciplined Allocation Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Disciplined
Allocation Fund

DEAR SHAREHOLDER,

Following a summer of uncertainty surrounding the economy and the stock market, the arrival of fall brought renewed vigor to both. Most notable, the Dow Jones Industrial Average broke out of its fluctuating pattern and burst through the once-unimaginable 6,000 mark, sending many stock prices to all-time highs. But as the Dow began accelerating faster than the economy, a debate erupted about how long this bull run could last.

         Looking back, the autumn rally was clearly a result of three main factors: solid corporate profits, low inflation and stabilized interest rates, all of which attracted investors to Wall Street. And though the stock market is currently highly valued, there continue to be a number of positive economic influences that may extend the market's uphill run.

         We consider the leading catalyst to be the robust returns from corporate America, where a strong economy boosted third-quarter earnings. To date, we're still witnessing a cycle of events that could maintain the appeal of these companies to investors. For example, corporate streamlining efforts, such as spinoffs of non-core businesses, and consolidation within industries are helping to increase the cash flow of many firms. In return, additional cash flows enable these companies to add shareholder value by initiating stock repurchasing programs. As corporations buy back record amounts of their own stocks, they are reducing the supply and thereby raising the book value of their outstanding shares, a move which further contributes to higher stock prices.

         Additionally, the demand for stocks remains strong, largely because, as many experts believe, investors are taking more responsibility for their retirement investments. Indeed, as the country's baby boomers near retirement, they are becoming increasingly aware of the need to secure their own financial future, because they expect less and less from standard company pensions or Social Security. As a result, equity mutual funds have become the fastest growing means by which these investors are seeking to achieve their long-term goals.

         While these signs appear favorable for many well-managed companies, stock valuations remain at historically high levels, causing us to become more cautious about the market overall. We do not, however, expect to see a significant market decline. In fact, we are confident that as long as corporate earnings stay healthy, there will continue to be numerous investment opportunities available to fill the demand for stocks. Nevertheless, it is becoming more difficult to uncover true values and justify higher prices. Therefore, we believe the correct approach to take at this point is to carefully evaluate companies based on individual merits, such as strong management, fundamental business policies and long-term prospects for the future.

         Your portfolio manager discusses the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.



/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill

November 21, 1996

3   Oppenheimer Disciplined Allocation Fund

PETER ANTOS
STEPHEN LIBERA
MICHAEL STRATHEARN
KENNETH WHITE
ARTHUR ZIMMER
Portfolio Management Team

Q +  A

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW DID THE FUND PERFORM OVER THE PAST YEAR?

While the Oppenheimer Disciplined Allocation Fund has a strong long-term record, 1996 has not been its best year. In keeping with our quantitative, value-oriented approach, the Fund had a smaller percentage of its portfolio invested in equities than other funds in the same category. In strong equity markets, like the one we have seen this period, riskier, more aggressive funds tend to perform better. However, our discipline favors undervalued, out-of-favor stocks. In this growing but volatile market, investors are anxious about the economic and political environments and are willing to pay for highly valued securities that offer a greater level of certainty. As a result, our emphasis on undervalued stocks was out of favor in this year's stock market.

WHAT CHARACTERISTICS DO YOU LOOK FOR WHEN EVALUATING SECURITIES?

We manage from the bottom up, looking at companies, not sectors, to find those investments with the most growth potential. When looking at equities, we screen the universe for out-of-favor, under-valued stocks that have had recent positive earnings surprises. On the fixed income side, we look for relatively high grade bonds to provide some stability and income. The Fund's allocation between stocks, bonds and cash is determined by identifying which among the three is the more under-valued group with the most potential for total return.

WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

Selected stocks in the technology and energy sectors have been strong contributors to performance this year. Within technology, personal-computer-related stocks have been big winners. In the energy area, natural gas stocks have done best.(1)

DID ANY INVESTMENTS OR MARKET FACTORS HURT THE FUND?

As mentioned earlier, our underweighting in equities relative to our competition has hurt our performance. However, we stand by this position as data continues to suggest that the equity market is overvalued and may be due for a correction.

         In addition, although agricultural companies performed well for the Fund in the last quarter of 1995, they have underperformed this year. Because of low worldwide supplies of grain and increasing food consumption in developing countries, we had expected performance to remain strong well into 1996. It appears, however, that agricultural companies' stocks had moved too far, too fast late last year and since then they have dropped back to more realistic valuations.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Although the types of securities the Fund invests in have not been in favor for much of this year, our value-oriented stock, bond and asset allocation disciplines, introduced nearly ten years ago, have resulted in a superior record relative to other funds in the same category. With only a few periods of underperformance in the Fund's history, we remain committed to these time-tested disciplines and do not intend to alter our strategy.


1. The Fund's portfolio is subject to change.

4   Oppenheimer Disciplined Allocation Fund

                               STATEMENT OF INVESTMENTS   October 31, 1996



                                                                                                   FACE               MARKET VALUE
                                                                                                   AMOUNT             SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--8.7%
--------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--7.4%
--------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--3.8%     Federal Home Loan Mortgage Corp.:
                               Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
                               Participation Certificates, Series 1992-15, Cl. KZ, 7%, 2/25/22     $    688,495       $  597,270
                               Gtd. Multiclass Mtg. Participation Certificates, 6%, 3/1/09              913,902          889,117
                               Gtd. Multiclass Mtg. Participation Certificates, Series 1337,
                                Cl. D, 6%, 8/15/07                                                    1,000,000          942,180
                               Gtd. Multiclass Mtg. Participation Certificates, Series 1820,
                                Cl. Pl, 5.75%, 7/15/06                                                1,000,000          979,063
                               Gtd. Multiclass Mtg. Participation Certificates, Series 1994-43,
                               Cl. PE, 6%, 12/25/19                                                     800,000          790,496
                               Series 1849, Cl. VA, 6%, 12/15/10                                        947,402          932,301
                               -------------------------------------------------------------------------------------------------
                               Federal National Mortgage Assn.:
                               6%, 12/1/03                                                              937,679          921,383
                               6.50%, 3/1/26                                                            754,821          722,251
                               7.50%, 1/1/08                                                            414,136          422,079
                               7.50%, 3/1/08                                                            366,445          373,459
                               7.50%, 6/1/08                                                            254,522          259,394
                               Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
                               Investment Conduit Pass-Through Certificates, Series
                               1993-181, Cl. C, 5.40%, 10/25/02                                         400,000          397,000
                               Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
                               Investment Conduit Pass-Through Certificates, Series
                               1993-190, Cl. Z, 5.85%, 7/25/08                                          297,833          293,599
                               Interest-Only Stripped Mtg.-Backed Security, Series 1993-223,
                                Cl. PM, 7.709%, 10/25/23(1)                                           2,655,775          442,346
                                                                                                                      ----------
                                                                                                                       8,961,938

--------------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--3.6%          Government National Mortgage Assn.:
                               6.50%, 10/15/23--4/15/24                                               5,806,473        5,593,732
                               7%, 4/15/09--2/15/24                                                   1,622,059        1,613,111
                               7.50%, 3/15/09                                                           805,644          824,311
                               8%, 5/15/17                                                              557,587          577,967
                                                                                                                      ----------
                                                                                                                       8,609,121

--------------------------------------------------------------------------------------------------------------------------------
PRIVATE--1.3%
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL--0.6%               Chase Commercial Mortgage Securities Corp.,
                               Commercial Mtg. Obligations, Series 1996-1, Cl. A2, 7.60%,
                                7/18/28                                                               1,500,000        1,539,023
--------------------------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING--0.2%     Green Tree Financial Corp., Series 1994-7, Cl. A3, 8%, 3/15/20           500,000          511,405
--------------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY--0.2%             Housing Securities, Inc., Series 1994-3, Cl. A3, 7.25%, 9/25/12          362,868          363,548
--------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--0.3%              GE Capital Mortgage Securities, Inc., Series-HE2, Cl. A3, 7.30%,
                                3/25/12                                                                 700,000          709,516
                                                                                                                      ----------
                               Total Mortgage-Backed Obligations (Cost $20,512,673)                                   20,694,551

================================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--36.3%
--------------------------------------------------------------------------------------------------------------------------------
AGENCY--22.4%
--------------------------------------------------------------------------------------------------------------------------------
                               Federal Home Loan Bank Consolidated Disc. Nts.:
                               5.16%, 11/14/96                                                      20,000,000        19,962,733
                               5.50%, 11/1/96                                                       26,200,000        26,200,000
                               -------------------------------------------------------------------------------------------------
                               Federal Home Loan Mortgage Corp., 5.18%, 11/18/96                     7,000,000         6,982,877
                                                                                                                      ----------
                                                                                                                      53,145,610

5  Oppenheimer Disciplined Allocation Fund

                                                                                                    FACE            MARKET VALUE
                                                                                                    AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
TREASURY--13.9%                U.S. Treasury Bonds:
                               7.50%, 11/15/16                                                       $8,475,000     $  9,168,891
                               8.75%, 5/15/17                                                         8,250,000       10,065,000
                               -------------------------------------------------------------------------------------------------
                               U.S. Treasury Nts.:
                               5.75%, 8/15/03                                                           300,000          292,231
                               6.50%, 8/15/05                                                         4,000,000        4,042,500
                               7.25%, 8/15/04                                                         5,600,000        5,913,247
                               7.50%, 11/15/01                                                        3,400,000        3,600,412
                                                                                                                    ------------
                                                                                                                      33,082,281
                                                                                                                    ------------
                               Total U.S. Government Obligations (Cost $84,369,697)                                   86,227,891

================================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--0.3%
--------------------------------------------------------------------------------------------------------------------------------
                               Colombia (Republic of) Unsub. Nts., 7.125%, 5/11/98                      300,000          301,125
                               -------------------------------------------------------------------------------------------------
                               United Mexican States Bonds, 6.97%, 8/12/00                              250,000          234,062
                                                                                                                    ------------
                               Total Foreign Government Obligations (Cost $537,244)                                      535,187

================================================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--21.3%
--------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--2.2%
--------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.3%                Burmah Castrol plc, 7% Gtd. Medium-Term Nts., 12/15/97                   500,000          506,585
                               -------------------------------------------------------------------------------------------------
                               FMC Corp., 8.75% Sr. Nts., 4/1/99                                        500,000          525,588
                               -------------------------------------------------------------------------------------------------
                               Lyondell Petrochemical Co., 8.25% Nts., 3/15/97                        1,100,000        1,109,749
                               -------------------------------------------------------------------------------------------------
                               Morton International, Inc., 9.25% Credit Sensitive Nts., 6/1/20          500,000          612,666
                               -------------------------------------------------------------------------------------------------
                               PPG Industries, Inc., 9% Debs., 5/1/21                                   250,000          301,076
                                                                                                                    ------------
                                                                                                                       3,055,664

--------------------------------------------------------------------------------------------------------------------------------
METALS--0.4%                   Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                               850,000          921,706
--------------------------------------------------------------------------------------------------------------------------------
PAPER--0.5%                    Celulosa Arauco y Constitucion SA, 7.25% Debs., 6/11/98                  500,000          501,875
                               -------------------------------------------------------------------------------------------------
                               Georgia-Pacific Corp., 9.85% Credit Sensitive Nts., 6/15/97              750,000          768,057
                                                                                                                    ------------
                                                                                                                       1,269,932

--------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--2.3%
--------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--0.3%          Black & Decker Corp., 6.625% Nts., 11/15/00                              700,000          703,212
--------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--0.7%  Blockbuster Entertainment Corp., 6.625% Sr. Nts., 2/15/98                500,000          502,509
                               -------------------------------------------------------------------------------------------------
                               Walt Disney Co., 6.375% Sr. Unsec. Bonds, Series A, 3/30/01            1,250,000        1,248,499
                                                                                                                    ------------
                                                                                                                       1,751,008

--------------------------------------------------------------------------------------------------------------------------------
MEDIA--0.6%                    Reed Elsevier, Inc., 6.625% Nts., 10/15/23(2)                            400,000          358,176
                               -------------------------------------------------------------------------------------------------
                               Tele-Communications, Inc., 7.14% Sr. Medium-Term Nts., 2/3/98            400,000          401,018
                               -------------------------------------------------------------------------------------------------
                               Time Warner, Inc., 7.45% Nts., 2/1/98                                    700,000          710,599
                                                                                                                    ------------
                                                                                                                       1,469,793

--------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--0.7%          Federated Department Stores, Inc., 10% Sr. Nts., 2/15/01                 350,000          383,039
                               -------------------------------------------------------------------------------------------------
                               Price/Costco, Inc., 7.125% Sr. Nts., 6/15/05                             400,000          398,918
                               -------------------------------------------------------------------------------------------------
                               Sears Roebuck & Co., 8.39% Medium-Term Nts., 3/23/99                     300,000          314,879
                               -------------------------------------------------------------------------------------------------
                               Wal-Mart Stores, Inc., 5.875% Nts., 10/15/05                             500,000          471,089
                                                                                                                    ------------
                                                                                                                       1,567,925

6  Oppenheimer Disciplined Allocation Fund

                                                                                                    FACE              MARKET VALUE
                                                                                                    AMOUNT            SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--2.0%
--------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.2%                Fomento Economico Mexico SA, 9.50% Unsub. Nts., 7/22/97              $   450,000       $  456,188
--------------------------------------------------------------------------------------------------------------------------------
FOOD--0.9%                     ConAgra, Inc., 9.75% Sr. Nts., 11/1/97                                   500,000          518,719
                               -------------------------------------------------------------------------------------------------
                               CPC International, Inc., 6.15% Unsec. Nts., Series C, 1/15/06            500,000          480,722
                               -------------------------------------------------------------------------------------------------
                               Dole Food Co., 6.75% Nts., 7/15/00                                       530,000          533,275
                               -------------------------------------------------------------------------------------------------
                               Great Atlantic & Pacific Tea Co., 9.125% Debs., 1/15/98                  500,000          514,489
                                                                                                                      ----------
                                                                                                                       2,047,205

--------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--0.4%         Roche Holdings, Inc., 2.75% Bonds, 4/14/00                               950,000          859,156
--------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &          Tenet Healthcare Corp., 8.625% Sr. Unsec. Nts., 12/1/03                  500,000          531,250
SERVICES--0.2%
--------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.3%          Electrolux AB, 7.75% Sr. Unsub. Debs., 6/17/97                           500,000          505,000
                               -------------------------------------------------------------------------------------------------
                               Kimberly-Clark Corp., 7.875% Debs., 2/1/23                               290,000          305,042
                                                                                                                      ----------
                                                                                                                         810,042

--------------------------------------------------------------------------------------------------------------------------------
ENERGY--2.5%
--------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES &              Coastal Corp., 8.125% Sr. Nts., 9/15/02                                  500,000          533,086
PRODUCERS--0.7%                -------------------------------------------------------------------------------------------------
                               Ferrellgas LP/Ferrellgas Finance Corp., 10% Sr. Nts., 8/1/01             500,000          520,000
                               -------------------------------------------------------------------------------------------------
                               Petroliam Nasional Berhad, 6.875% Nts., 7/1/03(2)                        500,000          505,377
                                                                                                                      ----------
                                                                                                                       1,558,463

--------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--1.8%           BP America, Inc., 8.875% Gtd. Debs., 12/1/97                             500,000          515,641
                               -------------------------------------------------------------------------------------------------
                               Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                   915,000          918,045
                               -------------------------------------------------------------------------------------------------
                               Norsk Hydro AS, 8.75% Bonds, 10/23/01                                    500,000          542,500
                               -------------------------------------------------------------------------------------------------
                               Occidental Petroleum Corp., 6.27% Medium-Term Nts., 11/8/00            1,000,000          990,307
                               -------------------------------------------------------------------------------------------------
                               Phillips Petroleum Co., 7.53% Pass-Through Certificates,
                               Series 1994-A1, 9/27/98                                                  733,269          743,704
                               -------------------------------------------------------------------------------------------------
                               TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21                         500,000          626,030
                                                                                                                      ----------
                                                                                                                       4,336,227

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--8.3%
--------------------------------------------------------------------------------------------------------------------------------
BANKS--1.3%                    BankAmerica Corp., 6% Nts., 7/15/97                                      500,000          500,810
                               -------------------------------------------------------------------------------------------------
                               Chase Manhattan Corp. (New), 10.125% Sub. Nts., 11/1/00                  250,000          281,550
                               -------------------------------------------------------------------------------------------------
                               Citicorp, 5.625% Sr. Nts., 2/15/01                                       550,000          533,401
                               -------------------------------------------------------------------------------------------------
                               First Fidelity Bancorporation, 8.50% Sub. Capital Nts., 4/1/98           500,000          514,866
                               -------------------------------------------------------------------------------------------------
                               Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                 250,000          282,204
                               -------------------------------------------------------------------------------------------------
                               Marshall & Ilsley Corp., 6.95% Medium-Term Nts., Series C, 3/31/97       500,000          502,739
                               -------------------------------------------------------------------------------------------------
                               Mellon Financial Bank Corp., 6.50% Gtd. Sr. Nts., 12/1/97                400,000          402,520
                                                                                                                      ----------
                                                                                                                       3,018,090

--------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--6.6%    American General Finance Corp.:
                               7.70% Sr. Nts., 11/15/97                                                 500,000          509,242
                               8.50% Sr. Nts., 8/15/98                                                  500,000          520,978
                               -------------------------------------------------------------------------------------------------
                               Aristar, Inc., 8.125% Sr. Nts., 12/1/97                                  250,000          255,684
                               -------------------------------------------------------------------------------------------------
                               Associates Corp. of North America, 6.75% Sr. Nts., 10/15/99              500,000          506,862
                               -------------------------------------------------------------------------------------------------
                               Capital One Financial Corp., 6.83% Sr. Nts., 5/17/99                     500,000          503,502
                               -------------------------------------------------------------------------------------------------
                               Chrysler Financial Corp., 5.875% Nts., 2/7/01                          1,000,000          977,424
                               -------------------------------------------------------------------------------------------------
                               Commercial Credit Co., 5.55% Unsec. Nts., 2/15/01                      1,000,000          966,297

7  Oppenheimer Disciplined Allocation Fund

                                                                                                     FACE            MARKET VALUE
                                                                                                     AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL          Countrywide Funding Corp.:
(CONTINUED)                    6.05% Gtd. Medium-Term Nts., Series D, 3/1/01                         $  400,000      $   392,143
                               6.085% Gtd. Medium-Term Nts., Series B, 7/14/99                          500,000          497,200
                               6.57% Gtd. Medium-Term Nts., Series A, 8/4/97                            250,000          251,470
                               -------------------------------------------------------------------------------------------------
                               Fleet Mtg. Group, Inc.:
                               6.125% Nts., 8/15/97                                                   1,000,000        1,002,308
                               6.50% Nts., 9/15/99                                                      250,000          251,544
                               -------------------------------------------------------------------------------------------------
                               Ford Motor Credit Co.:
                               6.25% Unsub. Nts., 2/26/98                                               500,000          503,240
                               8% Nts., 12/1/97                                                         500,000          510,781
                               -------------------------------------------------------------------------------------------------
                               General Motors Acceptance Corp.:
                               5.65% Medium-Term Nts., 12/15/97                                       1,000,000          997,437
                               7.75% Medium-Term Nts., 1/17/97                                          750,000          750,919
                               -------------------------------------------------------------------------------------------------
                               Golden West Financial Corp., 10.25% Sub. Nts., 5/15/97                   500,000          511,471
                               -------------------------------------------------------------------------------------------------
                               Household Finance Corp. Ltd., 6% Gtd. Sr. Nts., 6/30/98                  250,000          249,124
                               -------------------------------------------------------------------------------------------------
                               Household International BV, 6% Gtd. Sr. Nts., 3/15/99                    500,000          496,279
                               -------------------------------------------------------------------------------------------------
                               Merrill Lynch & Co., Inc.:
                               6% Nts., 3/1/01                                                          500,000          490,235
                               6.50% Nts., 4/1/01                                                       500,000          499,441
                               -------------------------------------------------------------------------------------------------
                               Norwest Financial, Inc., 6.50% Sr. Nts., 11/15/97                        500,000          503,435
                               -------------------------------------------------------------------------------------------------
                               Penske Truck Leasing Co. LP, 7.75% Sr. Nts., 5/15/99                     750,000          779,938
                               -------------------------------------------------------------------------------------------------
                               Salomon, Inc., 8.69% Sr. Medium-Term Nts., Series D, 3/1/99            1,000,000        1,046,846
                               -------------------------------------------------------------------------------------------------
                               Sears Roebuck Acceptance Corp., 5.99% Medium-Term Nts.,
                               Series 1, 12/26/00                                                       500,000          492,422
                               -------------------------------------------------------------------------------------------------
                               TransAmerica Finance Corp.:
                               6.75% Sr. Nts., 8/15/97                                                  500,000          503,454
                               6.80% Sr. Nts., 3/15/99                                                  250,000          253,357
                               -------------------------------------------------------------------------------------------------
                               U.S. Leasing International, 7% Nts., 11/1/97                             500,000          505,296
                                                                                                                     -----------
                                                                                                                      15,728,329
--------------------------------------------------------------------------------------------------------------------------------
INSURANCE--0.4%                Equitable Life Assurance Society (U.S.A.), 6.95% Surplus Nts.,
                               12/1/05(2)                                                               500,000          493,904
                               -------------------------------------------------------------------------------------------------
                               SunAmerica, Inc., 9% Sr. Nts., 1/15/99                                   450,000          473,497
                                                                                                                     -----------
                                                                                                                         967,401

--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--0.2%     American Standard, Inc., 10.875% Sr. Nts., 5/15/99                       490,000          523,075
--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.4%      Bass America, Inc., 6.75% Gtd. Nts., 8/1/99                              250,000          254,002
                               -------------------------------------------------------------------------------------------------
                               PHH Corp., 6.50% Nts., 2/1/00                                            350,000          351,469
                               -------------------------------------------------------------------------------------------------
                               Procter & Gamble Co., 9.36% Debs., 1/1/21                                250,000          305,908
                                                                                                                     -----------
                                                                                                                         911,379

--------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--0.6%            Mark IV Industries, Inc., 8.75% Sub. Nts., 4/1/03                        400,000          409,000
                               -------------------------------------------------------------------------------------------------
                               Tenneco, Inc.:
                               10% Debs., 8/1/98                                                        375,000          398,892
                               9.25% Sr. Nts., 11/1/96                                                  500,000          500,000
                                                                                                                     -----------
                                                                                                                       1,307,892

--------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.8%           Federal Express Corp., 6.25% Nts., 4/15/98                               750,000          751,807
                               -------------------------------------------------------------------------------------------------
                               Union Pacific Corp.:
                               7% Nts., 6/15/00                                                         500,000          509,773
                               7.60% Nts., 5/1/05                                                       500,000          520,770
                                                                                                                     -----------
                                                                                                                       1,782,350

8  Oppenheimer Disciplined Allocation Fund

                                                                                                       FACE          MARKET VALUE
                                                                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--0.4%
--------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--0.2%        British Aerospace plc, 8% Debs., 5/27/97                                $500,000      $   505,938
--------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-            MCI Communications Corp., 7.125% Sr. Nts., 1/20/00                       500,000          512,657
TECHNOLOGY--0.2%
--------------------------------------------------------------------------------------------------------------------------------
UTILITIES--1.6%
--------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.3%       Consumers Power Co., 8.75% Mtg. Nts., 2/15/98                            500,000          513,559
                               -------------------------------------------------------------------------------------------------
                               El Paso Electric Co., 7.25% First Mtg. Nts., Series A, 2/1/99            250,000          250,625
                                                                                                                     -----------
                                                                                                                         764,184

--------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--1.0%            Columbia Gas System, Inc., 6.80% Nts., Series C, 11/28/05                500,000          493,576
                               -------------------------------------------------------------------------------------------------
                               NorAm Energy Corp., 9.875% Nts., 4/15/97                                 750,000          763,407
                               -------------------------------------------------------------------------------------------------
                               Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01                500,000          502,148
                               -------------------------------------------------------------------------------------------------
                               Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs., 2/1/06      650,000          617,183
                                                                                                                     -----------
                                                                                                                       2,376,314

--------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--0.3%      GTE Corp., 8.85% Debs., 3/1/98                                           750,000          776,892
                                                                                                                     -----------
                               Total Non-Convertible Corporate Bonds and Notes (Cost $50,451,488)                     50,512,272

                                                                                                        SHARES
================================================================================================================================
COMMON STOCKS--32.7%
--------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--1.7%
--------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.0%                Cabot Corp.                                                               9,900           238,837
                               -------------------------------------------------------------------------------------------------
                               Potash Corp. of Saskatchewan, Inc.                                       12,700           900,112
                               -------------------------------------------------------------------------------------------------
                               Union Carbide Corp.                                                      28,000         1,193,500
                                                                                                                     -----------
                                                                                                                       2,332,449

--------------------------------------------------------------------------------------------------------------------------------
METALS--0.3%                   UCAR International, Inc.(3)                                              19,100           747,287
--------------------------------------------------------------------------------------------------------------------------------
PAPER--0.4%                    Fort Howard Corp.(3)                                                     41,900         1,073,687
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--3.6%
--------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--0.3%          Black & Decker Corp.                                                     20,500           766,187
--------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--0.7%  AMR Corp.(3)                                                             13,300         1,117,200
                               -------------------------------------------------------------------------------------------------
                               Northwest Airlines Corp., Cl. A(3)                                       17,100           566,437
                                                                                                                     -----------
                                                                                                                       1,683,637

--------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--2.0%          Eckerd Corp.(3)                                                          47,600         1,320,900
                               -------------------------------------------------------------------------------------------------
                               Federated Department Stores, Inc.(3)                                     33,000         1,089,000
                               -------------------------------------------------------------------------------------------------
                               Price/Costco, Inc.(3)                                                    61,100         1,214,362
                               -------------------------------------------------------------------------------------------------
                               U.S. Industries, Inc.(3)                                                 43,700         1,179,900
                                                                                                                     -----------
                                                                                                                       4,804,162

--------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--0.6%        Toys 'R' Us, Inc.(3)                                                     37,900         1,283,862
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--5.1%
--------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.6%                Anheuser-Busch Cos., Inc.                                                37,200         1,432,200
--------------------------------------------------------------------------------------------------------------------------------
FOOD--2.1%                     American Stores Co.                                                      36,100         1,493,637
                               -------------------------------------------------------------------------------------------------
                               Archer-Daniels-Midland Co.                                               54,780         1,191,465
                               -------------------------------------------------------------------------------------------------
                               Dole Food Co.                                                            22,900           893,100
                               -------------------------------------------------------------------------------------------------
                               Kroger Co.(3)                                                            30,500         1,361,062
                                                                                                                     -----------
                                                                                                                       4,939,264

9  Oppenheimer Disciplined Allocation Fund

                                                                                                                    MARKET VALUE
                                                                                                        SHARES      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--0.7%         Bristol-Myers Squibb Co.                                                 14,700      $1,554,525
------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &          Columbia/HCA Healthcare Corp.                                            20,850         745,388
SERVICES--0.8%                 -----------------------------------------------------------------------------------------------
                               OrNda Healthcorp(3)                                                      44,400       1,209,900
                                                                                                                    ----------
                                                                                                                     1,955,288

------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.9%          Premark International, Inc.                                              53,100       1,108,463
                               -----------------------------------------------------------------------------------------------
                               Tupperware Corp.                                                         20,400       1,048,050
                                                                                                                    ----------
                                                                                                                     2,156,513

------------------------------------------------------------------------------------------------------------------------------
ENERGY--2.1%
------------------------------------------------------------------------------------------------------------------------------
                               Amoco Corp.                                                              16,000       1,212,000
                               -----------------------------------------------------------------------------------------------
                               Chevron Corp.                                                            28,900       1,900,175
                               -----------------------------------------------------------------------------------------------
                               Mobil Corp.                                                              15,000       1,751,250
                                                                                                                    ----------
                                                                                                                     4,863,425

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--5.4%
------------------------------------------------------------------------------------------------------------------------------
BANKS--3.2%                    Bank of Boston Corp.                                                     39,800       2,547,200
                               -----------------------------------------------------------------------------------------------
                               BankAmerica Corp.                                                        25,400       2,324,100
                               -----------------------------------------------------------------------------------------------
                               Chase Manhattan Corp. (New)                                               7,500         643,125
                               -----------------------------------------------------------------------------------------------
                               NationsBank Corp.                                                        10,900       1,027,325
                               -----------------------------------------------------------------------------------------------
                               PNC Bank Corp.                                                           31,500       1,141,875
                                                                                                                    ----------
                                                                                                                     7,683,625

------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--0.8%    Crescent Real Estate Equities, Inc.                                      11,000         459,250
                               -----------------------------------------------------------------------------------------------
                               Salomon, Inc.                                                            29,800       1,344,725
                                                                                                                    ----------
                                                                                                                     1,803,975

------------------------------------------------------------------------------------------------------------------------------
INSURANCE--1.4%                AFLAC, Inc.                                                              29,600       1,187,700
                               -----------------------------------------------------------------------------------------------
                               General Re Corp.                                                          7,100       1,045,475
                               -----------------------------------------------------------------------------------------------
                               Travelers/Aetna Property Casualty Corp., Cl. A                           39,700       1,191,000
                                                                                                                    ----------
                                                                                                                     3,424,175

------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--4.4%
------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--3.9%            AGCO Corp.                                                               36,900         936,338
                               -----------------------------------------------------------------------------------------------
                               Case Corp.                                                               26,100       1,213,650
                               -----------------------------------------------------------------------------------------------
                               Deere & Co.                                                              26,100       1,089,675
                               -----------------------------------------------------------------------------------------------
                               General Signal Corp.                                                     28,600       1,165,450
                               -----------------------------------------------------------------------------------------------
                               Ingersoll-Rand Co.                                                       26,000       1,082,250
                               -----------------------------------------------------------------------------------------------
                               Mark IV Industries, Inc.                                                 23,939         517,681
                               -----------------------------------------------------------------------------------------------
                               Textron, Inc.                                                            21,300       1,890,375
                               -----------------------------------------------------------------------------------------------
                               Tyco International Ltd.                                                  28,400       1,409,350
                                                                                                                    ----------
                                                                                                                     9,304,769

------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.5%           PACCAR, Inc.                                                              6,600         367,950
                               -----------------------------------------------------------------------------------------------
                               Union Pacific Corp.                                                      14,100         791,363
                                                                                                                    ----------
                                                                                                                     1,159,313

10  Oppenheimer Disciplined Allocation Fund

                                                                                                                      MARKET VALUE
                                                                                                        SHARES        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--5.6%
----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--3.5%        General Dynamics Corp.                                                   23,500        $  1,612,688
                               ---------------------------------------------------------------------------------------------------
                               Goodrich (B.F.) Co.                                                      20,500             868,688
                               ---------------------------------------------------------------------------------------------------
                               Lockheed Martin Corp.                                                    20,071           1,798,863
                               ---------------------------------------------------------------------------------------------------
                               McDonnell Douglas Corp.                                                  30,500           1,662,250
                               ---------------------------------------------------------------------------------------------------
                               Rockwell International Corp.                                             22,000           1,210,000
                               ---------------------------------------------------------------------------------------------------
                               TRW, Inc.                                                                13,500           1,221,750
                                                                                                                      ------------
                                                                                                                         8,374,239

----------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--1.4%        Dell Computer Corp.(3)                                                   12,300           1,000,913
                               ---------------------------------------------------------------------------------------------------
                               Gateway 2000, Inc.(3)                                                    10,200             480,038
                               ---------------------------------------------------------------------------------------------------
                               Storage Technology Corp. (New)(3)                                        42,300           1,803,038
                                                                                                                      ------------
                                                                                                                         3,283,989

----------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--0.7%              Atmel Corp.(3)                                                            3,500              88,813
                               ---------------------------------------------------------------------------------------------------
                               Intel Corp.                                                              12,000           1,318,500
                               ---------------------------------------------------------------------------------------------------
                               Waters Corp.(3)                                                           7,500             232,500
                                                                                                                      ------------
                                                                                                                         1,639,813

----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--4.8%
----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.0%       American Electric Power Co., Inc.                                        18,000             747,000
                               ---------------------------------------------------------------------------------------------------
                               CalEnergy, Inc.(3)                                                       32,200             933,800
                               ---------------------------------------------------------------------------------------------------
                               Entergy Corp.                                                            38,600           1,080,800
                               ---------------------------------------------------------------------------------------------------
                               FPL Group, Inc.                                                          25,500           1,173,000
                               ---------------------------------------------------------------------------------------------------
                               Texas Utilities Co.                                                      22,800             923,400
                                                                                                                      ------------
                                                                                                                         4,858,000

----------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--2.3%            Columbia Gas System, Inc. (The)                                          47,800           2,903,850
                               ---------------------------------------------------------------------------------------------------
                               PanEnergy Corp.                                                          55,400           2,132,900
                               ---------------------------------------------------------------------------------------------------
                               Questar Corp.                                                            11,900             428,400
                                                                                                                      ------------
                                                                                                                         5,465,150

----------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--0.5%      GTE Corp.                                                                25,300           1,065,763
                                                                                                                      ------------
                               Total Common Stocks (Cost $65,858,120)                                                   77,655,297

----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $221,729,222)                                                           99.3%        235,625,198
----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                           0 .7           1,771,142
                                                                                                        ------        ------------
NET ASSETS                                                                                              100 .0%       $237,396,340
                                                                                                        ======        ============


                               1. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
                               2. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,357,457, or 0.57% of the Fund's net assets, at October 31, 1996.
                               3. Non-income producing security.
                               See accompanying Notes to Financial Statements.

11  Oppenheimer Disciplined Allocation Fund

                  STATEMENT OF ASSETS AND LIABILITIES   October 31, 1996

------------------------------------------------------------------------------------------------------------------------
ASSETS            Investments, at value (cost $221,729,222)--see accompanying statement                     $235,625,198
                  ------------------------------------------------------------------------------------------------------
                  Cash                                                                                           110,935
                  ------------------------------------------------------------------------------------------------------
                  Receivables:
                  Interest and dividends                                                                       2,113,722
                  Investments sold                                                                               632,933
                  Shares of capital stock sold                                                                   141,735
                                                                                                            ------------
                  Total assets                                                                               238,624,523

------------------------------------------------------------------------------------------------------------------------
LIABILITIES       Payables and other liabilities:
                  Investments purchased                                                                          900,187
                  Shares of capital stock redeemed                                                                82,560
                  Shareholder reports                                                                             63,295
                  Transfer and shareholder servicing agent fees                                                   53,762
                  Distribution and service plan fees                                                              50,177
                  Directors' fees                                                                                 30,614
                  Other                                                                                           47,588
                                                                                                            ------------
                  Total liabilities                                                                            1,228,183

------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                  $237,396,340
                                                                                                            ============

------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF    Par value of shares of capital stock                                                           $14,831
NET ASSETS        ------------------------------------------------------------------------------------------------------
                  Additional paid-in capital                                                                 201,832,445
                  ------------------------------------------------------------------------------------------------------
                  Undistributed net investment income                                                          1,524,191
                  ------------------------------------------------------------------------------------------------------
                  Accumulated net realized gain on investment transactions                                    20,128,897
                  ------------------------------------------------------------------------------------------------------
                  Net unrealized appreciation on investments--Note 3                                          13,895,976
                                                                                                            ------------
                  Net assets                                                                                $237,396,340
                                                                                                            ============

------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE   Class A Shares:
PER SHARE         Net asset value and redemption price per share (based on net assets
                  of $233,289,068 and 14,577,178 shares of capital stock outstanding)                            $16 .00
                  Maximum offering price per share (net asset value plus sales charge of
                  5.75% of offering price)                                                                       $16 .98

                  ------------------------------------------------------------------------------------------------------
                  Class B Shares:
                  Net asset value, redemption price and offering price per
                  share (based on net assets of $3,919,201 and 242,457 shares
                  of capital stock outstanding)                                                                  $16 .16

                  ------------------------------------------------------------------------------------------------------
                  Class C Shares:
                  Net asset value, redemption price and offering price per share
                  (based on net assets of $188,071 and 11,803 shares of capital stock outstanding)               $15 .93

                  See accompanying Notes to Financial Statements.

12  Oppenheimer Disciplined Allocation Fund

        STATEMENT OF OPERATIONS   For the Ten Months Ended October 31, 1996(1)

-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME              Interest                                                                            $  7,400,106
                               ------------------------------------------------------------------------------------------------
                               Dividends (net of foreign withholding taxes of $348)                                   1,483,168
                                                                                                                   ------------
                               Total income                                                                           8,883,274

===============================================================================================================================
EXPENSES                       Management fees--Note 4                                                                1,197,253
                               ------------------------------------------------------------------------------------------------
                               Distribution and service plan fees--Note 4:
                               Class A                                                                                  474,151
                               Class B                                                                                   19,225
                               Class C                                                                                      276
                               ------------------------------------------------------------------------------------------------
                               Transfer and shareholder servicing agent fees--Note 4                                    241,712
                               ------------------------------------------------------------------------------------------------
                               Legal and auditing fees                                                                   62,507
                               ------------------------------------------------------------------------------------------------
                               Custodian fees and expenses                                                               49,857
                               ------------------------------------------------------------------------------------------------
                               Shareholder reports                                                                       46,129
                               ------------------------------------------------------------------------------------------------
                               Directors' fees and expenses--Note 1                                                      30,614
                               ------------------------------------------------------------------------------------------------
                               Accounting fees                                                                           12,500
                               ------------------------------------------------------------------------------------------------
                               Registration and filing fees:
                               Class A                                                                                    2,177
                               Class B                                                                                      964
                               Class C                                                                                       56
                               ------------------------------------------------------------------------------------------------
                               Other                                                                                      3,742
                                                                                                                   ------------
                               Total expenses                                                                         2,141,163

===============================================================================================================================
NET INVESTMENT INCOME                                                                                                 6,742,111

===============================================================================================================================
REALIZED AND UNREALIZED GAIN   Net realized gain on investments                                                      20,224,060
                               ------------------------------------------------------------------------------------------------
                               Net change in unrealized appreciation or depreciation on investments                 (12,786,272)
                                                                                                                   ------------
                               Net realized and unrealized gain                                                       7,437,788

===============================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $14,179,899
                                                                                                                    ===========


                               1. The Fund changed its fiscal year end from December 31 to October 31.
                               See accompanying Notes to Financial Statements.

13  Oppenheimer Disciplined Allocation Fund

                               STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                      YEAR ENDED
                                                                                            TEN MONTHS ENDED          DECEMBER 31,
                                                                                            OCTOBER 31, 1996(1)       1995
==================================================================================================================================
OPERATIONS                     Net investment income                                              $  6,742,111        $  8,004,370
                               ---------------------------------------------------------------------------------------------------
                               Net realized gain                                                    20,224,060           7,754,106
                               ---------------------------------------------------------------------------------------------------
                               Net change in unrealized appreciation or depreciation               (12,786,272)         26,965,439
                                                                                                  ------------        ------------
                               Net increase in net assets resulting from operations                 14,179,899          42,723,915

==================================================================================================================================
DIVIDENDS AND DISTRIBUTIONS    Dividends from net investment income:
TO SHAREHOLDERS                Class A                                                              (5,234,654)         (7,977,727)
                               Class B                                                                 (50,540)             (2,581)
                               Class C                                                                  (1,461)                 --
                               ---------------------------------------------------------------------------------------------------
                               Distributions from net realized gain:
                               Class A                                                                (786,458)         (7,615,071)
                               Class B                                                                  (8,614)            (20,687)
                               Class C                                                                     (45)                 --
==================================================================================================================================
CAPITAL STOCK                  Net increase in net assets resulting from
TRANSACTIONS                   capital stock transactions--Note 2:
                               Class A                                                               7,182,619          13,085,898
                               Class B                                                               3,182,132             651,526
                               Class C                                                                 184,182                  --

==================================================================================================================================
NET ASSETS                     Total increase                                                       18,647,060          40,845,273
                               ---------------------------------------------------------------------------------------------------
                               Beginning of period                                                 218,749,280         177,904,007
                                                                                                  ------------        ------------
                               End of period (including undistributed net investment income
                               of $1,524,191 and $68,633, respectively)                           $237,396,340        $218,749,280
                                                                                                  ============        ============


                               1. The Fund changed its fiscal year end from December 31 to October 31.
                               See accompanying Notes to Financial Statements.

14  Oppenheimer Disciplined Allocation Fund

                               FINANCIAL HIGHLIGHTS

                                             CLASS A
                                             ------------------------------------------------------------------------------
                                             TEN MONTHS
                                             ENDED
                                             OCTOBER 31,    YEAR ENDED DECEMBER 31,
                                             1996(3)        1995         1994         1993             1992       1991
===========================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period            $15.46        $13.44        $14.54       $13.81        $14.02        $11.94
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .46           .60           .55          .48           .50           .54
Net realized and unrealized
gain (loss)                                        .49          2.59          (.86)        1.70           .86          2.79
                                              --------      --------      -------      --------      --------       -------
Total income (loss) from
investment operations                              .95          3.19         (.31)         2.18          1.36          3.33

---------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                            (.36)         (.60)         (.55)        (.48)         (.50)         (.54)
Distributions from net realized gain              (.05)         (.57)         (.24)        (.97)        (1.07)         (.71)
                                              --------      --------      --------     --------      --------       -------
Total dividends and distributions
to shareholders                                   (.41)        (1.17)         (.79)       (1.45)        (1.57)        (1.25)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $16.00        $15.46        $13.44       $14.54        $13.81        $14.02
                                              ========      ========      ========     ========      ========       =======

===========================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)               6.27%        23.95%        (2.11)%      15.89%         9.90%        28.21%

===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                $233,289      $218,099      $177,904     $171,205      $109,701       $86,455
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $228,203      $200,172      $187,655     $138,629       $96,016       $74,749
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             3.52%(5)      4.00%         3.80%        3.40%         3.61%         4.02%
Expenses                                          1.11%(5)      1.17%         0.96%        1.02%         1.11%         1.20%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                        85.4%         55.2%        115.0%       155.2%        177.9%        122.4%
Average brokerage
commission rate(7)                             $0.0636            --            --           --            --            --


                                                      CLASS B                             CLASS C
                                                      ---------------------------         --------
                                                      TEN MONTHS        PERIOD            PERIOD
                                                      ENDED             ENDED             ENDED
                                                      OCTOBER 31,       DEC. 31,          OCT. 31,
                                                      1996(3)           1995(2)           1996(1)
==================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                    $15.66          $15.48             $15.71
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .31             .07                .30
Net realized and unrealized
gain (loss)                                                .54             .70                .32
                                                      --------        --------           --------
Total income (loss) from
investment operations                                      .85             .77                .62
-------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                                    (.30)           (.07)              (.35)
Distributions from net realized gain                      (.05)           (.52)              (.05)
                                                      --------        --------           --------
Total dividends and distributions
to shareholders                                           (.35)           (.59)              (.40)
------------------------------------------------------------------------------------------------
Net asset value, end of period                          $16.16          $15.66             $15.93
                                                      ========        ========           ========

=================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                       5.51%           4.93%              4.08%

=================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                          $3,919            $650               $188
-------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $2,324            $375              $  57
-------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     2.86%(5)        0.73%(5)           2.90%(5)
Expenses                                                  1.85%(5)        1.92%(5)           1.87%(5)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                85.4%           55.2%              85.4%
Average brokerage
commission rate(7)                                     $0.0636              --            $0.0636

                           1. For the period from May 1, 1996 (inception of offering) to October 31, 1996.
                           2. For the period from October 1, 1995 (inception of offering) to December 31, 1995.
                           3. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment adviser to the Fund.
                           4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
                           5. Annualized.
                           6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1996 were $166,027,550 and $159,855,450, respectively.
                           7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.
                           See accompanying Notes to Financial Statements.

15  Oppenheimer Disciplined Allocation Fund

                        NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. SIGNIFICANT
   ACCOUNTING POLICIES

                        Oppenheimer Disciplined Allocation Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company)
                        is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. On August 15, 1996, the Board of Directors elected to change the fiscal year end of the Fund from December 31 to October 31. Accordingly, these financial statements include information for the ten month period from January 1, 1996 to October 31, 1996. The Fund's investment objective is to seek high total investment return (current income and capital appreciation in the value of its shares). Until March 18, 1996, the Fund and the Company were named Connecticut Mutual Total Return Account and Connecticut Mutual Investment Accounts, Inc., respectively. On January 27, 1996, the policyholders of Connecticut Mutual Life Insurance Company (CML) approved a merger of CML with Massachusetts Mutual Life Insurance Company
                        (MML). In line with this change, effective March 18, 1996, OppenheimerFunds, Inc. (the Manager) became the adviser of the Company. The Fund offers Class A, Class
                        B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service
                        plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
                        --------------------------------------------------------
                        INVESTMENT VALUATION. Portfolio securities are valued
                        at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
                        --------------------------------------------------------
                        REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or
                        limited.
                        --------------------------------------------------------
                        ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

16  Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

                        DIRECTORS' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the ten months ended October 31, 1996, a provision of $22,420 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $22,420.
                        --------------------------------------------------------
                        FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
                        --------------------------------------------------------
                        DISTRIBUTIONS TO SHAREHOLDERS. Dividends and
                        distributions to shareholders are recorded on the ex-dividend date.
                        --------------------------------------------------------
                        CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

                                        During the period ended October 31,
                        1996, the Fund adjusted the classification of net investment income and capital gain (loss) to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. During the period ended October 31, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $49,014, an increase in accumulated net realized gain of $48,912 and an
                        increase in undistributed net investment income of
                        $102.
                        --------------------------------------------------------
                        OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                                        The preparation of financial statements
                        in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

17  Oppenheimer Disciplined Allocation Fund

================================================================================
2. SHARES OF
   CAPITAL STOCK

                        The Fund has authorized 450 million of $0.001 par value shares of capital stock. Transactions in shares of capital stock were as follows:

                                                           TEN MONTHS ENDED OCTOBER 31, 1996(2)    YEAR ENDED DECEMBER 31, 1995(1)
                                                           ------------------------------------    -------------------------------
                                                           SHARES               AMOUNT             SHARES           AMOUNT
                        -----------------------------------------------------------------------------------------------------------
                        Class A:
                        Sold                               2,232,163            $ 34,798,022        1,998,083       $29,691,366
                        Dividends and distributions
                          reinvested                         380,285               5,902,477        1,003,774        15,305,644
                        Redeemed                          (2,143,354)            (33,517,880)      (2,126,335)      (31,911,112)
                                                          ----------            ------------      -----------      ------------
                        Net increase                         469,094              $7,182,619          875,522      $ 13,085,898
                                                          ==========            ============      ===========      ============

                        -------------------------------------------------------------------------------------------------------
                        Class B:
                        Sold                                 222,321              $3,523,228           40,033          $628,572
                        Dividends and distributions
                          reinvested                           3,640                  57,138            1,471            22,954
                        Redeemed                             (25,008)               (398,234)              --                --
                                                          ----------            ------------      -----------      ------------
                        Net increase                         200,953              $3,182,132           41,504          $651,526
                                                          ==========            ============      ===========      ============

                        -------------------------------------------------------------------------------------------------------
                        Class C:
                        Sold                                  11,772                $183,684               --          $     --
                        Dividends and distributions
                          reinvested                              95                   1,489               --                --
                        Redeemed                                 (64)                   (991)              --                --
                                                          ----------            ------------      -----------      ------------
                        Net increase                          11,803                $184,182               --          $     --
                                                          ==========            ============      ===========      ============

                        1. For the year ended December 31, 1995 for Class A shares and for the period from October 1, 1995 (inception of offering) to December 31, 1995 for Class B shares.
                        2. For the ten months ended October 31, 1996 for Class A and Class B shares and for the period from May 1, 1996 (inception of offering) to October 31, 1996 for Class C shares. The Fund changed its fiscal year end from December 31 to October 31.

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

                        At October 31, 1996, net unrealized appreciation on investments of $13,895,976 was composed of gross appreciation of $15,320,901, and gross depreciation of $1,424,925.

18  Oppenheimer Disciplined Allocation Fund

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

                        Management fees paid to the Manager are in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% on the first $300 million of average annual net assets, 0.50% of the next $100 million and 0.45% of net assets in excess of $400 million. Prior to March 18, 1996, management fees were paid to G.R. Phelps & Co. (the former Manager) at an annual rate of 0.625% of the Fund's average net assets. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                                        For the period ended October 31, 1996,
                        commissions (sales charges paid by investors) on sales of Class A shares totaled $703,460, of which $501,951 was retained by OppenheimerFunds Distributor, Inc.
                        (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $93,675 and $1,236, of which $60,694 was paid to an affiliated broker/dealer for Class B. During the period ended October 31, 1996, OFDI received contingent deferred sales charges of $12,848 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                                        OppenheimerFunds Services (OFS), a
                        division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                                        The Fund has adopted a Service Plan for
                        Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the period ended October 31, 1996, OFDI paid $324,243 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                                        The Fund has adopted compensation type
                        Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the period ended October 31, 1996, OFDI paid $15,073 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses. If the Plans are terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. As of October 31, 1996, OFDI had incurred unreimbursed expenses of $59,091 for Class B and $2,436 for Class C.

19  Oppenheimer Disciplined Allocation Fund

                        INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
                        The Board of Directors and Shareholders of Oppenheimer Disciplined Allocation Fund:

                        We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Disciplined Allocation Fund (formerly Connecticut Mutual Growth Account) as of October 31, 1996, and the related statement of operations, the statement of changes in net assets and the financial highlights for the ten month period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1995 and the financial highlights for the five years ended December 31, 1995 were audited by other auditors whose report dated February 9, 1996, expressed an unqualified opinion on this information.

                                        We conducted our audit in accordance
                        with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                                        In our opinion, the financial
                        statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Disciplined Allocation Fund as of October 31, 1996, and the results of its operations, the changes in its net assets, and the financial highlights for the ten month period ended October 31, 1996, in conformity with generally accepted accounting principles.



                        KPMG PEAT MARWICK LLP

                        Denver, Colorado
                        November 21, 1996

20  Oppenheimer Disciplined Allocation Fund

                        FEDERAL INCOME TAX INFORMATION   (Unaudited)

--------------------------------------------------------------------------------
                        In early 1997 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                                        Dividends paid by the Fund during the
                        ten months ended October 31, 1996 which are not designated as capital gain distributions should be multiplied by 13.62% to arrive at the net amount eligible for the corporate dividend-received deduction.

                                        The foregoing information is presented
                        to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

21  Oppenheimer Disciplined Allocation Fund

                           OPPENHEIMER DISCIPLINED ALLOCATION FUND

                           A Series of Oppenheimer Series Fund, Inc.

--------------------------------------------------------------------------------
OFFICERS AND DIRECTORS     Leon Levy, Chairman of the Board of Directors
                           Donald W. Spiro, Vice Chairman of the Board of
                             Directors
                           Bridget A. Macaskill, Director and President
                           Robert G. Galli, Director
                           Benjamin Lipstein, Director
                           Elizabeth B. Moynihan, Director
                           Kenneth A. Randall, Director
                           Edward V. Regan, Director
                           Russell S. Reynolds, Jr., Director
                           Sidney M. Robbins, Director
                           Pauline Trigere, Director
                           Clayton K. Yeutter, Director
                           Peter M. Antos, Vice President
                           Robert C. Doll, Jr., Vice President
                           Stephen F. Libera, Vice President
                           Michael C. Strathearn, Vice President
                           Kenneth B. White, Vice President
                           Arthur J. Zimmer, Vice President
                           George C. Bowen, Treasurer
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Andrew J. Donohue, Secretary
                           Robert G. Zack, Assistant Secretary

--------------------------------------------------------------------------------
INVESTMENT ADVISER         OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
DISTRIBUTOR                OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER   OppenheimerFunds Services
SERVICING AGENT

--------------------------------------------------------------------------------
CUSTODIAN OF               State Street Bank and Trust Company
PORTFOLIO SECURITIES

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS       KPMG Peat Marwick LLP

--------------------------------------------------------------------------------
LEGAL COUNSEL              Gordon Altman Butowsky Weitzen Shalov & Wein

                           This is a copy of a report to shareholders of Oppenheimer Disciplined Allocation Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Disciplined Allocation Fund. For material information concerning the Fund, see the Prospectus.

                           Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

22  Oppenheimer Disciplined Allocation Fund

                           OPPENHEIMERFUNDS FAMILY

--------------------------------------------------------------------------------
                           OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

                                   When you invest with OppenheimerFunds, you
                           can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $55 billion under OppenheimerFunds' management and that of our affiliates.

                                   At OppenheimerFunds we don't charge a fee to
                           exchange shares. And you can exchange shares easily by mail or by telephone.1 For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

--------------------------------------------------------------------------------

STOCK FUNDS                Developing Markets Fund                        Growth Fund
                           Global Emerging Growth Fund                    Global Fund
                           Enterprise Fund2                               Quest Global Value Fund
                           International Growth Fund                      Disciplined Value Fund
                           Discovery Fund                                 Oppenheimer Fund
                           Quest Small Cap Value Fund                     Value Stock Fund
                           Gold & Special Minerals Fund                   Quest Value Fund
                           Target Fund

-----------------------------------------------------------------------------------------------------------------
STOCK & BOND FUNDS         Main Street Income & Growth Fund               Equity Income Fund
                           Quest Opportunity Value Fund                   Disciplined Allocation Fund
                           Total Return Fund                              Asset Allocation Fund
                           Quest Growth & Income Value Fund               Strategic Income & Growth Fund
                           Global Growth & Income Fund                    Bond Fund for Growth

-----------------------------------------------------------------------------------------------------------------
BOND FUNDS                 International Bond Fund                        Bond Fund
                           High Yield Fund                                U.S. Government Trust
                           Champion Income Fund                           Limited-Term Government Fund
                           Strategic Income Fund

-----------------------------------------------------------------------------------------------------------------
MUNICIPAL FUNDS            California Municipal Fund3                     Insured Municipal Fund
                           Florida Municipal Fund3                        Intermediate Municipal Fund
                           New Jersey Municipal Fund3
                           New York Municipal Fund3                       Rochester Division
                           Pennsylvania Municipal Fund3                   Rochester Fund Municipals
                           Municipal Bond Fund                            Limited Term New York Municipal Fund

-----------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS(4)      Money Market Fund                              Cash Reserves

-----------------------------------------------------------------------------------------------------------------
                           Growth Fund                                    Income Fund
                           Balanced Fund

                           1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.
                           2.Effective 4/1/96, the Fund is closed to new investors.
                           3. Available only to investors in certain states.
                           4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

                           Oppenheimer funds are distributed by
                           OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

                           (C) Copyright 1996 OppenheimerFunds, Inc. All rights reserved.


23  Oppenheimer Disciplined Allocation Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions
1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
1-800-835-3104

RA0205.001.1096       December 31, 1996

[PHOTO]
Customer Service Representative
OppenheimerFunds Services

"HOW MAY I HELP YOU?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that ''links'' your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number
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        For added convenience, you can get automated information with
OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.

[OPPENHEIMERFUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

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